UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 L & R Industrial Boulevard
Tarpon Springs, Florida 34689
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (727) 934-8778

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Item 1.01. Entry into a Material Definitive Agreement.

Deltron, Inc.

On June 1, 2007, Solomon Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Del-Inc Acquisition LLC, Deltron, Inc., Corporacion Delinc S.A. de CV, Aaron Anton and certain other persons to acquire substantially all the assets of Deltron, Inc., a North Wales, Pennsylvania based manufacturer of power supplies and related equipment with manufacturing operations in Reynosa, Mexico (“Deltron”), for an aggregate purchase price of approximately $3.4 million, subject to adjustment. The Company expects the acquisition to close on or about July 15, 2007, subject to customary closing conditions. There can be no assurance that all of the closing conditions to the acquisition will be satisfied.

Item 3.02. Unregistered Sales of Equity Securities.

In accordance with the terms of the Company’s Variable Rate Self-Liquidating Senior Secured Convertible Debentures due March 18, 2008 (the “Debentures”), on June 1, 2007, the Company issued 1,089,687 shares of common stock, $.001 par value per share (the “Shares”), to the holders of the Debentures. The Shares were issued as payment of the balance of the first monthly redemption of the Debentures, due June 1, 2007.

The offer and sale of securities were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, including pursuant to Rule 506 and/or Rule 144A thereunder. Such offers and sales were made solely to “accredited investors” under Rule 506 and/or “qualified institutional buyers” under Rule 144A.

On June 4, 2007, the Company agreed to issue options to purchase 250,000 shares of common stock to Jack C. Worthen. The options were granted to Mr. Worthen outside the Company’s Amended and Restated 2003 Stock Option Plan and in consideration of his agreement to join the Company as President of the Company’s Power Electronics Division.

The sale of these securities was determined to be exempt from registration under Section 4(2) of the Securities Act as transactions by an issuer not involving a public offering.

Item5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Worthen Employment Agreement

Jack C. Worthen has been appointed President of the Power Electronics Division (“PED”) of the Company, commencing on June 4, 2007. Mr. Worthen will serve as the principal executive officer of PED, and will be an executive officer of the Company responsible for integrating the multiple business units within PED, including but not limited to, Technipower LLC and Deltron, Inc. Mr. Worthen will report directly to the Company’s Chief Executive Officer.

From April 2005 through June 2007, Mr. Worthen was President of SatCon Electronics, a division of Satcon Technology Corporation, a manufacturer of power electronics and control systems. From 2002 to 2005, he was Vice President of Sales for Zywyn Corporation, a start-up design house for a semiconductor line of data communications integrated circuits, DC-DC converters and backlight inverters for LCD displays. Prior to 2002, Mr. Worthen worked for Sipex Corporation, a semiconductor company that designs, manufactures and markets a variety of analog integrated circuits for original equipment manufacturers, for almost 20 years, most recently as Senior Vice President of Sales.

On June 4, 2007, the Company and Mr. Worthen entered into an employment agreement dated May 31, 2007, pursuant to which Mr. Worthen will receive a salary of $175,000 per year and options to purchase 250,000 shares of common stock outside the Company’s Amended and Restated 2003 Stock Option Plan. Mr. Worthen will also be eligible to receive a bonus of $50,000 for the year ending December 31, 2007, if the Company meets certain performance conditions described in the agreement.

Mr. Worthen will receive standard benefits offered to other employees of the Company and a monthly car allowance.

The agreement is terminable by the Company at any time with or without cause, as defined in the agreement. If Mr. Worthen is terminated without cause he will receive severance of three months’ salary.

Mr. Worthen’s options are of two different types. Options for 175,000 shares will vest in three equal annual installments beginning on June 4, 2008. Options for 75,000 shares will vest upon completion of the audit of the Company’s 2007 financial statements, if certain specified performance conditions are met.

DeVecchis Incentive Arrangement

On May 1, 2007, the Company entered into an incentive arrangement with Peter W. DeVecchis, Jr., President of the Company, pursuant to which the Company issued to Mr. DeVecchis on June 4, 2007 options to purchase 40,000 shares of the Company’s common stock and agreed to pay Mr. DeVecchis a bonus of $75,000 for the year ending December 31, 2007 if the Company achieves certain performance objectives and files its 2007 financial statements by March 31, 2008. The agreement was subject to approval by the Company’s board of directors. The board approved the agreement by written consent on June 4, 2007.

Item 7.01. Regulation FD Disclosure.

On June 5, 2007, the Company issued a press release announcing the signing of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

On June 6, 2007, the Company issued a press release announcing the hiring of Jack C. Worthen as President of the Company’s Power Electronics Division. A copy of the press release is attached as Exhibit 99.2 to this current report on Form 8-K.

The press releases are being furnished pursuant to General Instruction B.2 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are they subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release issued by Solomon Technologies, Inc. on June 5, 2007.
99.2	Press release issued by Solomon Technologies, Inc. on June 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: June 7, 2007	By:	/s/ Gary G. Brandt
Gary G. Brandt
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Solomon Technologies, Inc. on June 5, 2007.
99.2	Press release issued by Solomon Technologies, Inc. on June 6, 2007.